SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation)

1-6152	13-2614959
(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212 - 495 - 1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Nine exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-116460, 333-116460-01, 333-116460-02, 333-116460-03) filed by The Bank of New York Company, Inc. (the “Company”) with the Securities and Exchange Commission covering the Company’s Senior Subordinated Medium-Term Notes Series G and Senior Medium-Term Notes Series F (collectively, the “Notes”), issuable under an Indenture, dated as of October 1, 1993 between the Company and J.P. Morgan Trust Company, National Association (the “Senior Subordinated Indenture”) and an Indenture, dated as of July 18, 1991 between the Company and Deutsche Bank Trust Company Americas, respectively (the “Senior Indenture”). On May 27, 2005, the Company increased the existing limit on the aggregate initial public offering price of the Notes from $1,000,000,000 to $1,500,000,000, of which the Company has issued and sold $500,000,000 of Notes as of such date.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed herewith:

1.1	Form of Distribution Agreement, dated September 10, 2004 among the Registrant, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and BNY Capital Markets, Inc., as Agents, incorporated by reference to Exhibit 1 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.1	Form of Registrant’s Global Medium-Term Fixed Rate Note, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.2	Form of Registrant’s Global Medium-Term Floating Rate Note, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.3	Officers’ Certificate dated September 10, 204 pursuant to Sections 201 and 301 of the Senior Indenture, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.4	Officers’ Certificate dated September 10, 2004 pursuant to Sections 201 and 301 of the Senior Subordinated Indenture, incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.5	Officers’ Certificate dated May 27, 2005 pursuant to Sections 201 and 301 of the Senior Indenture.

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4.6	Officers’ Certificate dated May 27, 2005 pursuant to Sections 201 and 301 of the Senior Subordinated Indenture.

5.1	Opinion of Paul A. Immerman, Esq.

23.1	Consent of Paul A. Immerman, Esq. (included in Exhibit 5.1)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2005

The Bank of New York Company, Inc.

By:	/s/ Bruce Van Saun
Name:	Bruce Van Saun
Title:	Senior Executive Vice President
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Distribution Agreement, dated September 10, 2004 among the Registrant, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and BNY Capital Markets, Inc., as Agents, incorporated by reference to Exhibit 1 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.1	Form of Registrant’s Global Medium-Term Fixed Rate Note, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.2	Form of Registrant’s Global Medium-Term Floating Rate Note, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.3	Officers’ Certificate dated September 10, 204 pursuant to Sections 201 and 301 of the Senior Indenture, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.4	Officers’ Certificate dated September 10, 2004 pursuant to Sections 201 and 301 of the Senior Subordinated Indenture, incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K dated September 10, 2004.

4.5	Officers’ Certificate dated May 27, 2005 pursuant to Sections 201 and 301 of the Senior Indenture.

4.6	Officers’ Certificate dated May 27, 2005 pursuant to Sections 201 and 301 of the Senior Subordinated Indenture.

5.1	Opinion of Paul A. Immerman, Esq.

23.1	Consent of Paul A. Immerman, Esq. (included in Exhibit 5.1)